                       Supplement dated September 1, 1997
                         to the following Prospectuses:

                Flag Investors Real Estate Securities Fund, Inc.
                     (Class A and Class B) dated May 1, 1997
                Flag Investors Real Estate Securities Fund, Inc.
                     (Institutional Class) dated May 1, 1997

         The following information updates and supersedes the information contained in each Prospectus of the Flag Investors Real Estate Securities Fund, Inc. (the "Fund"):

         On September 1, 1997, Alex. Brown Incorporated ("Alex. Brown") and Bankers Trust New York Corporation ("Bankers Trust") consummated an Agreement and Plan of Merger (the "Merger") under which Alex. Brown merged with and into a subsidiary of Bankers Trust. Pursuant to the Merger, Investment Company Capital Corp. ("ICC"), the Fund's investment advisor became an indirect subsidiary of Bankers Trust. At a Special Meeting of Shareholders of the Fund ("Special Meeting") held on August 14, 1997, shareholders of the Fund approved a new investment advisory agreement and a new sub-advisory agreement pursuant to which ICC and ABKB/LaSalle Securities Limited Partnership ("ABKB/LaSalle"), respectively, will continue to provide services to the Fund under substantially the same terms as before.

         Alex. Brown & Sons Incorporated, formerly the Fund's distributor, will continue business operations after the Merger as part of BT Alex. Brown Incorporated, a renamed Bankers Trust subsidiary. In that capacity it will continue to provide shareholder services to its customers who are shareholders of the Fund. However, to comply with applicable banking regulations, the Fund has engaged ICC Distributors, Inc. ("ICC Distributors") to provide distribution services to the Fund. ICC Distributors is not affiliated with ICC or ABKB LaSalle. The principal business address of ICC Distributors is P.O. Box 7558, Portland, Maine 04101.

         In addition, the Board has approved Bankers Trust Company, a subsidiary of Bankers Trust and an affiliate of the Fund, as the Fund's custodian and it is currently anticipated that Bankers Trust Company will provide custodial services to the Fund effective September 22, 1997.

         At the Special Meeting, the following Directors were elected to the Fund's Board of Directors:

                  Richard T. Hale                   Eugene J. McDonald
                  James J. Cunnane                  Rebecca W. Rimel
                  John F. Kroeger                   Truman T. Semans
                  Louis E. Levy                     Carl W. Vogt, Esq.

         Effective September 1, 1997, certain changes in the Fund's officers were effected primarily for the purpose of complying with bank regulatory requirements. Amy M. Olmert has been appointed Secretary of the Fund, Edward J. Veilleux, and Gary V. Fearnow have resigned as Vice Presidents of the Fund, and Scott J. Liotta has resigned as Vice President and Secretary of the Fund.


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